CERTIFICATION PURSUANT TO
18 U.S.C., SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   In connection with the Quarterly Report of Star E Media Corp. (the "Company") on Form 10-QSB for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph Bevacqua, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 20, 2003

    /s/ Joseph Bevacqua
          Joseph Bevacqua
                                                                                                         Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Star E Media Corp. and will be retained by Star E Media Corp. and furnished to the Securities and Exchange Commission or its staff upon request.